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                                                                    EXHIBIT 10.4


                      ASSIGNMENT AND ASSUMPTION AGREEMENT


         This Assignment and Assumption Agreement ("Assignment") effective as of August 31, 1999, is by and between National Healthcare Information Systems, LLC, a Texas limited liability company ("Assignor"), and Link.com, Inc., a Nevada corporation ("Assignee").

                                    RECITALS

         WHEREAS, Assignor, owns certain assets that it wishes to transfer to Assignee upon the terms contained in this Assignment; and

         WHEREAS, in order to effectuate the transfer of such assets, and to confirm the terms under which Assignee will issue stock to Assignor as contemplated hereby, Assignor and Assignee are executing and delivering this Assignment, and the parties intend such transfer to qualify as a tax-free transaction under Section 351 of the Internal Revenue Code of 1986, as amended.

         NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, Assignor and Assignee hereby agree as follows:

                                    AGREEMENT

         1. CONVEYANCE OF ASSETS. Assignor hereby conveys, transfers, assigns and delivers unto Assignee and its successors and assigns, forever, free and clear of any and all liens, claims and encumbrances of any nature whatsoever, any and all the assets, rights and properties of Assignor including, without limitation, (i) any and all rights in and to the software program identified as DocLink (the "Program"); and (ii) all trademarks, trade names, service marks, copyrights, internet domain names, processes, formulas, trade secrets, proprietary and technical information, know-how, other trade rights and other intangible assets related to the Assignor's business or the development of the Program and related programs, together with all rights to, and applications and licenses for, the foregoing (collectively, the "Assets"). If Assignor has any such rights that cannot be assigned to Assignee for any reason, Assignor waives the enforcement of such rights. If Assignor has any such rights that cannot be assigned or waived, Assignee hereby grants to Assignor an exclusive, irrevocable, perpetual, worldwide, fully-paid license, with the right to sublicense through multiple tiers, to such rights.

         2. ASSUMPTION OF THE ASSUMED LIABILITIES. Assignee hereby assumes those business liabilities of Assignor known to both parties as of August 31, 1999 (such as Assignor's Accounts payable). Assignee does not and will not assume or be responsible for payment of any other liability or obligation of Assignor of any kind whatsoever. Assignor agrees to remain solely liable for all other liabilities of Assignor and shall indemnify and hold Assignee harmless from any and all claims, demands or losses incurred as a result of such other liabilities.

         3. ISSUANCE OF STOCK. In consideration for the value of the Assets, Assignee hereby agrees to issue Assignor 12,500 shares of its Common Stock, par value $0.001 (the "Securities")


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         4. REPRESENTATIONS OF ASSIGNOR. Assignor represents as follows:

            a) The Securities to be received by Assignor will be acquired for investment for such Assignor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Assignor has no present intention of selling, granting any participation in, or otherwise distributing the same.

            b) Assignor has had an opportunity to ask questions and receive answers from Assignee regarding the terms and conditions of the offering of the Securities.

            c) Assignor understands that the Securities that it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Act and applicable state securities laws, except in certain limited circumstances. In this connection, Assignor represents that it is familiar with Rule 144 under the Act, and understands the resale limitations imposed thereby and by the Act. Assignor understands that Assignee is under no obligation to register any of the securities sold hereunder.

            d) Assignor understands that the certificates evidencing the Securities shall bear the following legend (or one similar thereto), as well as any other legend as may be required by applicable federal and state securities laws:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
            UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A SHAREHOLDER AGREEMENT THEN IN EFFECT AND EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

         5. REPRESENTATIONS AND WARRANTIES. Assignor represents and warrants to Assignee that (i) Assignor is a limited liability company organized, existing and in good standing under the laws of the State of Texas and has all requisite power and authority to enter into this Assignment and comply with the terms hereof; (ii) all necessary action has been taken to authorize and approve the


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execution of this Assignment and the performance hereof by Assignor; (iii) this
Assignment has been duly executed by Assignor and constitutes the valid and binding obligation of Assignor and is enforceable in accordance with its terms;
(iv) Assignor has good and indefeasible title to the Assets, free and clear of any mortgages, pledges, liens, security interests, or other encumbrances of any character and that the Program was developed internally by Assignor or acquired by Assignor, and was not misappropriated from another.

         6. CONSENT OF MEMBERS. All members of the Assignor hereby consent to the terms and conditions of this Assignment including, without limitation, the irrevocable assignment of the Assets to the Assignee. It is the intent of each member, by executing this Assignment, that this document constitutes the consent required under Article 2.23 of the Texas Limited Liability Company Act (TEX. CIV. STAT. Section 1528n, art. 101, et. seq.) and that the manager of the Assignor is hereby authorized (a) to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all instruments and documents, and (b) to take, or cause to be taken, any and all such action, in the name and on behalf of the Assignor, as (in the manager's judgment) shall be necessary, desirable or appropriate in order to effect the purposes of this Assignment.

         7. GOVERNING LAW. THIS ASSIGNMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN TEXAS. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS.

         8. CONSENT TO JURISDICTION AND FORUM. The parties hereto hereby consent and agree that the District Court of Travis County, Texas or, at the option of the Assignee, the United States District Court for the Western District of Texas, shall have exclusive jurisdiction to hear and determine any claims or disputes between the parties hereto pertaining to this Assignment or to any matter arising out of or related to this Assignment. The parties hereto expressly submit and consent in advance to such jurisdiction in any action or suit commenced in any such court, and hereby waive any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consent to the granting of such legal or equitable relief as is deemed appropriate by such court. Each party hereto irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given pursuant to this Assignment. Nothing in this Assignment shall be deemed or operate to affect the right of either party to serve legal process in any other manner permitted by law, or to preclude the enforcement by either party of any judgment or order obtained in such forum or the taking of any action under this Assignment to enforce same in any other appropriate forum or jurisdiction.

         9. CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Assignment. In the event an ambiguity or question of intent or interpretation arises, this Assignment shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Assignment. Whenever the context of this Assignment requires, the gender of all words herein shall include the masculine, feminine, and neuter, and the number of all words herein shall include the


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singular and plural. All references to section numbers in this Assignment shall be references to sections in this Assignment, unless otherwise specifically indicated. The captions used herein are for convenience only and are not to be considered in the construction of this Assignment.

         10. AMENDMENTS; WAIVER. This Assignment may be amended from time to time only by written agreement of the parties. No term or provisions of this Assignment may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced. No failure on the part of any party to exercise and no delay in exercising, any right, power, or remedy under this Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Assignment preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in this Assignment are cumulative and not exclusive of any remedies provided by law.

         11. FORCE MAJEURE. The parties shall be excused from delays in performing or from their failure to perform hereunder to the extent that such delays or failures result from causes beyond the reasonable control of the party (including, but not limited to, power loss, telecommunications failure, fire, flood, other natural disasters, strikes, labor trouble, riots, civil disobedience, or acts of God).

         12. ENTIRE AGREEMENT. This Assignment is the entire agreement of the parties with respect to the subject matter of this Assignment, and supersedes all prior agreements between them, whether oral or written, of any nature whatsoever with respect to the subject matter hereof. No amendment, alteration, or modification of this Assignment shall be valid unless in each instance such amendment, alteration, or modification is expressed in a written instrument duly executed by the parties hereto.

         13. SEVERABILITY. If any provision of this Assignment is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Assignment, and the remainder of this Assignment shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Assignment, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable. Notwithstanding the foregoing, however, if the severed or modified provision concerns all or a portion of the essential consideration to be delivered under this Assignment by one party to the other, the remaining provisions of this Assignment shall also be modified to the extent necessary to equitably adjust the parties' respective rights and obligations hereunder.

         14. NO RELIANCE. Each party expressly warrants and represents and does hereby state and represent that no promise or agreement which is not herein expressed has been made to such party in executing this Assignment, and that no party is relying upon any statement or representation of any other party, its agents or its representatives, of the parties. Each party represents and warrants that it is relying on its own judgment and each has been represented by legal counsel in this matter. Each party represents and warrants that it has had its legal counsel read and explain to it the entire contents of this Assignment in full, as well as the legal consequences of this Assignment.


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         15. COUNTERPARTS. This Assignment may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Assignment shall become binding when all counterparts taken together shall have been executed and delivered by the parties. A telecopied facsimile of an executed counterpart of this Assignment shall be sufficient to evidence the binding agreement of each party to the terms hereof. However, each party agrees to return to the other parties an original, duly executed counterpart of this Assignment promptly after delivery of a telecopied facsimile thereof.

         16. FURTHER ASSURANCES. From time to time, as and when requested by Assignee, Assignor shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to carry out the purposes of this Assignment.

         17. CONTROLLING AGREEMENT. It is contemplated that Assignor may, at any time or from time to time, execute, acknowledge and deliver one or more separate instruments of assignment and conveyance relating to certain of the Assets. No such separate instrument of assignment or conveyance shall limit the scope and effect of this Assignment. In the event that any conflict or ambiguity exists as between this Assignment and any such separate instrument of assignment, the terms and provisions of this Assignment shall govern and be controlling.


     [Remainder of page intentionally left blank. Signature page follows.]



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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first set forth above.


ASSIGNOR:                              ASSIGNEE:

NATIONAL HEALTHCARE                    LINK.COM, INC.
INFORMATION SYSTEMS, LLC

By:                                    By:
    ---------------------------------       ---------------------------------
Name:                                  Name:
      -------------------------------        --------------------------------
Title:                                 Title:
      -------------------------------         -------------------------------


MEMBERS OF NATIONAL HEALTHCARE
INFORMATION SYSTEMS, LLC


-------------------------------------
Marion Robert Rice, Member


-------------------------------------
Sheila Hemphill, Member



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